Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	January 1 - 31, 2017
	Federal Tax I.D. #	98-1146017

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of Debtors’ bank reconciliations)	MOR-1a		X
Schedule of Professional Fees Paid	MOR-1b	X
Budget to Actual Consolidated Cash Flow Variance Report	MOR-1c	X
Copies of Bank Statements (See Notes to the MOR)			X
Cash Disbursement Journals (See Notes to the MOR)			X
Statement of Operations (Income Statement)	MOR-2	X
Balance Sheet	MOR-3	X
Status of Post-Petition Taxes (See Notes to the MOR)	MOR-4	X
Copies of IRS Form 6123 or payment receipt (See Notes to the MOR)			X
Copies of tax returns filed during reporting period (See Notes to the MOR)			X
Summary of Unpaid Post-Petition Debts (See Notes to the MOR)	MOR-4	X
Accounts Receivable Reconciliation and Aging (See Notes to the MOR)	MOR-5	X
Debtor Questionnaire (See Notes to the MOR)	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ A. Alejandra Veltmann	February 28, 2017
Signature of Authorized Individual*	Date

A. Alejandra Veltmann	V.P.--Chief Accounting Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR Notes

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	January 1 - 31, 2017
	Federal Tax I.D. #	98-1146017

Notes to the Monthly Operating Report

GENERAL:

The report includes activity from the following Debtors and related Case Numbers:

Debtor	Case Number
Paragon Offshore Drilling LLC	16-10385
Paragon Offshore plc	16-10386
Paragon Drilling Services 7 LLC	16-10387
Paragon Offshore Finance Company	16-10388
Paragon Offshore Leasing (Switzerland) GmbH	16-10389
Paragon Offshore do Brasil Ltda.	16-10390
Paragon International Finance Company	16-10391
Paragon Asset (ME) Ltd.	16-10392
Paragon Offshore Holdings US Inc.	16-10393
Paragon Asset (UK) Ltd.	16-10394
Paragon FDR Holding Ltd.	16-10395
Paragon Offshore International Ltd.	16-10396
Paragon Offshore (North Sea) Ltd.	16-10397
Paragon Duchess Ltd.	16-10398
Paragon (Middle East) Limited	16-10399
Paragon Offshore (Luxembourg) S.a r.l.	16-10400
Paragon Holding NCS 2 S.a r.l.	16-10401
Paragon Leonard Jones LLC	16-10402
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403
Paragon Offshore (Nederland) B.V.	16-10404
Paragon Offshore Contracting GmbH	16-10405
Paragon Offshore (Labuan) Pte. Ltd.	16-10406
Paragon Holding SCS 2 Ltd.	16-10407
Paragon Asset Company Ltd.	16-10408
Paragon Holding SCS 1 Ltd.	16-10409
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410

General Notes:

The financial and supplemental information contained herein are preliminary, unaudited, and may not comply in all material respects with generally accepted accounting principles in the United States of America (“U.S. GAAP”).  Individual Debtor entities are presented in the accompanying statement of operations.

The financial information has been derived from the books and records of the Debtors.  This information, however, has not been subject to certain procedures that would typically be applied to financial information in accordance with U.S. GAAP, and upon application of such procedures, the Debtors believe that the financial information could be subject to changes, which could be material.

The financial information contained herein is presented on a preliminary and unaudited basis and remains subject to future adjustments.

The results of operations contained herein are not necessarily indicative of results which may be expected for any other period or for the full year and may not necessarily reflect the combined results of operations and financial position of the Debtors in the future.

MOR Notes

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	January 1 - 31, 2017
	Federal Tax I.D. #	98-1146017

Notes to the Monthly Operating Report

General Notes (cont’d):

Receivables and payables among the Debtors and between the Debtors and Non-Debtors have not been eliminated from the Statement of Operations (Income Statements) or Balance Sheets contained herein. No conclusion as to the legal obligation related to these intercompany transactions is made by the presentation herein. As a result, the completeness and accuracy of this information is undetermined.

Certain amounts may appear to be clerically inaccurate as they are presented in thousands and are subject to rounding differences. Certain amounts in prior filings have been reclassified to conform to the current filing presentation.

Notes to MOR-1 and MOR-1a:

Cash receipts and disbursements have been assigned to the Debtor entity they relate to rather than the Debtor that received / made the payment. Such movements may therefore not reflect the movement in individual Debtor bank accounts.

Attached to MOR-1 is a listing of the Debtors’ bank accounts (see MOR-1a), by account number, and opening and closing bank balances for the reporting period. The listing includes certain accounts that have subsequently been closed during the post petition period. The accounts have been reconciled in accordance with the Debtors’ ordinary course accounting practices during the reporting period.  The disbursements reported in MOR-1 include outstanding checks and any reconciling items.

Notes to MOR-1b:

Payments of Professional Fees to retained professionals were made during the period. Total paid in the month and to date is disclosed in MOR-1b.

Notes to MOR-1c:

Paragon does not prepare cash flows on an individual entity basis. Attached at MOR-1c is a consolidated cash flow including comparison to budget. The cash flows are prepared at weekly rests and do not reflect performance per calendar month.

The “Professional Fees” listed in MOR-1c include payments made to professionals representing the Agent for the Revolver Lenders and the Agent for the Term Loan Lenders in accordance with the Final Order (I) Authorizing the Debtors to Utilize Cash Collateral; and (II) Granting JPMorgan Chase Bank, N.A., as Administrative Agent for the Revolver Lenders and Collateral Agent for the Revolver Lenders and Term Loan Lenders, and Cortland Capital Market Services L.L.C., as Successor Administrative Agent for the Term Loan Lenders, Adequate Protection Pursuant to Sections 105, 361, 362, 363 and 507 of the Bankruptcy Code (D.I. No. 140).

Notes to MOR-2 and MOR-3:

The financial information for January 2016 contained herein is presented on a preliminary and unaudited basis and remains subject to future adjustments. Certain amounts in prior filings have been reclassified to conform to the current filing presentation.

Accounts Receivable and Accounts Payable may include intercompany balances among the Debtors, and between the Debtors and Non-Debtors. See General Notes regarding elimination of these balances.

MOR Notes

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	January 1 - 31, 2017
	Federal Tax I.D. #	98-1146017

Notes to the Monthly Operating Report

Notes to MOR-4:

The post-petition tax activity presented includes pre-and post- petition tax liabilities. The closing tax position disclosed in MOR-4 (December 2016) may not equate with the opening balances in MOR-4 (January 2016) due to ordinary course adjustments/reclassifications of certain tax liabilities after the December 2016 MOR was filed.

To the best of the Debtors’ knowledge, and except as otherwise set forth in this Monthly Operating Report, all of the Debtors have filed all necessary federal, state and local tax returns and have timely made (or are in the process of remediating any immaterial late filings or prepayments) all related required post-petition tax payments.

Notes to MOR-5:

Accounts Receivable information included in MOR-5 excludes intercompany balances among the Debtors, and between the Debtors and Non-Debtors. See General Notes regarding these balances.

Earned revenue is considered “billed” to the customer on the date for which the invoice is physically mailed or electronically delivered to the customer.

“Unbilled” Accounts Receivable consists of any earned revenue item which has not been billed to the customer.

Notes to MOR-5 Debtor Questionnaire:

Question #2 -

The Debtors have disbursed funds from certain non-Debtor accounts in accordance with the Final Order (I) Authorizing Debtors to (A) Continue Existing Cash Management System, (B) Maintain Business Forms and Existing Bank Accounts, and (C) Continue Intercompany Arrangements; (II) Waiver of the Requirements of Section 345(b) of the Bankruptcy Code; and (III) Granting Related Relief [D.I. No. 236].

Documentation is available upon request.

MOR-1

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	January 1 - 31, 2017
	Federal Tax I.D. #	98-1146017

Schedule of Cash Receipts and Disbursements
(000’s)

		See Notes to the MOR related to MOR-1

Debtor	Case Number	External Disbursements	Intercompany Disbursements to Non-Debtors	Total Disbursements	Cash Receipts
Paragon Offshore Drilling LLC	16-10385	$(954)	$-	$(954)	$2,917
Paragon Offshore plc	16-10386	(2,437)	-	(2,437)	116
Paragon Drilling Services 7 LLC	16-10387	(62)	-	(62)	21
Paragon Offshore Finance Company	16-10388	(3,097)	-	(3,097)	-
Paragon Offshore Leasing (Switzerland) GmbH	16-10389	(52)	-	(52)	-
Paragon Offshore do Brasil Ltda.	16-10390	(1,139)	-	(1,139)	356
Paragon International Finance Company	16-10391	(517)	(351)	(868)	315
Paragon Asset (ME) Ltd.	16-10392	(13)	-	(13)	-
Paragon Offshore Holdings US Inc.	16-10393	-	-	-	-
Paragon Asset (UK) Ltd.	16-10394	(497)	-	(497)	32
Paragon FDR Holding Ltd.	16-10395	(3)	-	(3)	-
Paragon Offshore International Ltd.	16-10396	(4,290)	-	(4,290)	7,749
Paragon Offshore (North Sea) Ltd.	16-10397	(1,071)	-	(1,071)	689
Paragon Duchess Ltd.	16-10398	(32)	-	(32)	-
Paragon (Middle East) Limited	16-10399	(2,753)	-	(2,753)	4,054
Paragon Offshore (Luxembourg) S.a r.l.	16-10400	-	-	-	-
Paragon Holding NCS 2 S.a r.l.	16-10401	(1)	-	(1)	-
Paragon Leonard Jones LLC	16-10402	(360)	-	(360)	0
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403	(137)	(34)	(171)	-
Paragon Offshore (Nederland) B.V.	16-10404	(1,379)	(246)	(1,624)	2,817
Paragon Offshore Contracting GmbH	16-10405	(106)	-	(106)	707
Paragon Offshore (Labuan) Pte. Ltd.	16-10406	(26)	-	(26)	-
Paragon Holding SCS 2 Ltd.	16-10407	(3)	-	(3)	-
Paragon Asset Company Ltd.	16-10408	(2,430)	-	(2,430)	-
Paragon Holding SCS 1 Ltd.	16-10409	(5)	-	(5)	-
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410	(62)	-	(62)	-

Total		$(21,425)	$(631)	$(22,056)	$19,773

MOR-1a

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	January 1 - 31, 2017
	Federal Tax I.D. #	98-1146017

Bank Reconciliation (or copies of Debtors' bank reconciliations)
(000’s)

				See Notes to the MOR related to MOR-1a

Entity	Case Number	Last 4 Digits of Account No.	Opening Account Balance	Closing Account Balance	Opening Cash Book	Closing Cash Book
Paragon Offshore Drilling LLC	16-10385		$-	$-	$-	$-

Paragon Offshore plc	16-10386	Sub Total	344,380	344,488	344,379	344,484
	16-10386	6704	-	-	-	-
	16-10386	9694	129	133	127	129
	16-10386	3774	332,747	332,851	332,747	332,851
	16-10386	9069	11,504	11,504	11,504	11,504

Paragon Drilling Services 7 LLC	16-10387	8977	-	-	-	-

Paragon Offshore Finance Company	16-10388	2257	-	-	-	-

Paragon Offshore Leasing (Switzerland) GmbH	16-10389	Sub Total	38	137	56	3
	16-10389	3991	8	8	8	8
	16-10389	701L	30	129	48	(5)

Paragon Offshore do Brasil Ltda.	16-10390	Sub Total	6,539	5,954	6,575	6,062
	16-10390	4000	6,533	5,949	6,570	6,059
	16-10390	7775	3	3	3	-
	16-10390	5004	3	3	3	3
	16-10390	Petty Cash			-	-

Paragon International Finance Company	16-10391	Sub Total	192,563	175,078	192,920	175,777
	16-10391	4670	-	-	-	-
	16-10391	4240	4,560	646	4,700	1,192
	16-10391	7219	-	-	-	-
	16-10391	7201	26	187	62	237
	16-10391	7227	-	-	-	-
	16-10391	7235	-	-	-	-
	16-10391	4355	10	10	10	10
	16-10391	1100	40	41	110	24
	16-10391	3880	38,077	38,089	38,077	38,089
	16-10391	9959	2,758	7	2,768	17
	16-10391	4356	370	370	370	370
	16-10391	7633	142,230	132,313	142,230	132,269
	16-10391	9936	-	-	(20)	(20)
	16-10391	1478	-	-	55	55
	16-10391	3463	4,103	2,829	4,154	2,973
	16-10391	9016	389	584	404	560

Paragon Asset (ME) Ltd.	16-10392		-	-	-	-

Paragon Offshore Holdings US Inc.	16-10393		-	-	-	-

Paragon Asset (UK) Ltd.	16-10394		-	-	-	-

Paragon FDR Holding Ltd.	16-10395	3867	-	-	-	-

MOR-1a

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	January 1 - 31, 2017
	Federal Tax I.D. #	98-1146017

Bank Reconciliation (or copies of Debtors’ bank reconciliations)
(000’s)

				See Notes to the MOR related to MOR-1a

Entity	Case Number	Last 4 Digits of Account No.	Opening Account Balance	Closing Account Balance	Opening Cash Book	Closing Cash Book

Paragon Offshore International Ltd.	16-10396	Sub Total	416	704	489	1,800
	16-10396	-001	0	0	0	0
	16-10396	5110	6	6	6	6
	16-10396	6490	17	18	17	18
	16-10396	6500	1	1	1	1
	16-10396	9901	3	4	3	4
	16-10396	0000	9	9	8	8
	16-10396	2501	299	299	299	299
	16-10396	4001	79	367	79	363
	16-10396	1012	-	-	-	-
	16-10396	0570	-	-	(155)	3
	16-10396	7773	-	974	233	1,065
	16-10396	4872	-	-	(9)	3
	16-10396	Petty Cash	-	-	6	28

Paragon Offshore (North Sea) Ltd.	16-10397		-	-	-	-

Paragon Duchess Ltd.	16-10398		-	-	-	-

Paragon (Middle East) Limited	16-10399		-	-	-	-

Paragon Offshore (Luxembourg) S.a r.l.	16-10400	Sub Total	-	-	-	-
	16-10400	8969	-	-	-	-
	16-10400	1728	-	-	-	-
					-
Paragon Holding NCS 2 S.a r.l.	16-10401	5235	-	-	-	-

Paragon Leonard Jones LLC	16-10402	Sub Total	216	155	216	156
	16-10402	8256	-	-	-	-
	16-10402	8032	-	-	-	-
	16-10402	3350	2	2	2	2
	16-10402	7021	66	64	66	65
	16-10402	8378	1	0	1	0
	16-10402	3492	148	88	148	88

PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403	Sub Total	96	203	96	203
	16-10403	3875	-	-	-	-
	16-10403	0775	96	203	96	203

Paragon Offshore (Nederland) B.V.	16-10404	Sub Total	1,443	4,791	1,590	4,845
	16-10404	2286	-	-	-	-
	16-10404	1106	17	27	17	27
	16-10404	6254	7	319	133	441
	16-10404	NL2A	412	701	421	705
	16-10404	0016	87	86	98	90
	16-10404	0024	36	57	39	58
	16-10404	3476	883	3,600	883	3,524
	16-10404	7760	-	-	-	-
	16-10404	Petty Cash	-	-	-	-

MOR-1a

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	January 1 - 31, 2017
	Federal Tax I.D. #	98-1146017

Bank Reconciliation (or copies of Debtors’ bank reconciliations)
(000’s)

				See Notes to the MOR related to MOR-1a

Entity	Case Number	Last 4 Digits of Account No.	Opening Account Balance	Closing Account Balance	Opening Cash Book	Closing Cash Book

Paragon Offshore Contracting GmbH	16-10405	Sub Total	4,579	3,151	4,584	3,186
	16-10405	8002	-	-	-	(0)
	16-10405	2377	-	-	-	-
	16-10405	8788	-	-	-	-
	16-10405	8876	2,117	1,598	2,121	1,624
	16-10405	4010	607	593	608	603
	16-10405	403W	16	16	16	16
	16-10405	8556	1,838	744	1,838	744
	16-10405	3489	2	200	2	200
	16-10405	Petty Cash			-	-

Paragon Offshore (Labuan) Pte. Ltd.	16-10406	Sub Total	1,161	1,168	1,161	1,168
	16-10406	7995	-	-	-	-
	16-10406	-101	10	18	10	18
	16-10406	-725	1,150	1,150	1,150	1,150

Paragon Holding SCS 2 Ltd.	16-10407		-	-	-	-

Paragon Asset Company Ltd.	16-10408		-	-	-	-

Paragon Holding SCS 1 Ltd.	16-10409		-	-	-	-

Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410	Subtotal	1,136	1,165	1,171	1,195
	16-10410	6362	-	-	-	-
	16-10410	8000	1,136	1,165	1,171	1,195

	Total		$552,566	$536,994	$553,237	$538,879

MOR-1b

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	January 1 - 31, 2017
	Federal Tax I.D. #	98-1146017

Schedule of Professional Fees Paid
(000’s)

Of the total disbursements shown on the Schedule of Disbursements Report (MOR-1) list the amount paid to Retained Professionals.	See Notes to the MOR related to MOR-1b

Retained Professionals
Name	Amount Paid During Month	Total Paid to Date
Weil, Gotshal & Manges LLP	$1,326	$7,005
Richards, Layton & Finger, PA	109	726
AlixPartners LLP	-	3,322
Lazard, Freres & Co LLC	141	1,141
Norton Rose Fulbright US LLP	-	354
KCC	257	813
Total Payments to Professionals	$1,834	$13,360

MOR-1c

In re Paragon Offshore PLC, et al.

Case No. 16-10386 (CSS)
	Reporting Period:	January 1 - 31, 2017
	Federal Tax I.D. #	98-1146017

Paragon Offshore PLC, et al
Budget to Actual Consolidated Cash Flow Variance Report
(000’s)

	See Notes to the MOR related to MOR-1c

			Variance
12/31/16 - 02/03/17	Budget	Actual	F/(U)

Total Receipts	28,540	21,764	(6,776)

Total Operating Disbursements	(20,164)	(10,566)	9,598
Total Capital Expenditures	(3,214)	(2,343)	871
Total Payroll & Benefits	(5,802)	(3,424)	2,378
Total Other	(719)	(1,015)	(296)

Total I/C Disbursements to Non Debtor Entities	(9,663)	(14,030)	(4,367)

Total Disbursements	(39,561)	(31,377)	8,184

Net Operating Cash Flow	(11,021)	(9,614)	1,408

Deposits
Other	-	-	-
Total Deposits	-	-	-

Total Debt Service	(5,280)	(5,353)	(73)
Total Professional Fees	(5,640)	(2,622)	3,018

Total Non-Operating Disbursements	(10,920)	(7,975)	2,945

Net Cash Flow	(21,941)	(17,588)	4,353

Debtor Ending Cash Balance - Encumbered	180,099	193,727	13,628
Debtor Cash Balance - Unencumbered	344,160	344,251	91
Total Debtor Cash Balance	524,259	537,979	13,719

Non Debtor Ending Cash Balance	373,972	359,113	(14,859)
Total Debtor & Non Debtor Ending Cash Balance	898,232	897,092	(1,140)

In re Paragon Offshore PLC, et al.	MOR-2

Case No. 16-10386 (CSS)
Reporting Period:	January 1 - 31, 2017
Federal Tax I.D. #	98-1146017

Unaudited Statement of Operations (Income Statement)
(000’s)
(See Notes to the MOR related to MOR-2)

For Month Ending January 31, 2017

	16-10385	16-10386	16-10387	16-10388	16-10389	16-10390	16-10391
	Paragon Offshore Drilling LLC	Paragon Offshore plc	Paragon Drilling Services 7 LLC	Paragon Offshore Finance Company	Paragon Offshore Leasing (Switzerland) GmbH	Paragon Offshore do Brasil Ltda.	Paragon International Finance Company
Operating Revenues
Contract Drilling Revenue	$1,240	$-	$-	$-	$-	$-	$-
Reimbursable Revenues	-	-	-	-	-	61	-
Labor Contract Revenues	-	-	-	-	-	-	-
Intercompany Revenues	-	4,064	-	-	-	-	-
Other Revenues	-	-	-	-	-	-	-
Operating revenues	1,240	4,064	-	-	-	61	-

Operating Costs and Expenses	-	-	-	-	-	-	-
Contract Drilling Expenses	(432)	(0)	(278)	-	(144)	0	-
Reimbursable Expenses	15	-	-	-	-	(54)	-
Depreciation and Amortization	(589)	(6)	(10)	-	(381)	0	-
General & Administrative	(0)	(306)	-	(3)	(33)	-	(66)
Corporate Operations	-	-	-	-	-	-	-
Local Administrative Expense	(239)	-	-	-	-	(841)	-
Other Operating Expenses	-	559	-	-	-	-	-
Operating costs and expenses	(1,246)	247	(288)	(3)	(558)	(894)	(66)
	-	-	-	-	-	-	-
Operating Income	(6)	4,311	(288)	(3)	(558)	(833)	(66)

Other Income (Expense)
Interest expense, net of amount capitalized	-	(2,130)	-	(3,019)	-	(39)	(161)
Interest Income	517	106	-	-	-	-	52
Reorganization Items	-	(3,956)	-	-	-	-	-
Other, net	69	46	-	-	(2)	71	(292)
Income before income taxes	580	(1,622)	(288)	(3,022)	(561)	(800)	(468)
Income tax provision	(52)	-	-	-	-	-	-
Net Income	528	(1,622)	(288)	(3,022)	(561)	(800)	(468)

In re Paragon Offshore PLC, et al.	MOR-2

Unaudited Statement of Operations (Income Statement)
(000’s)
(See Notes to the MOR related to MOR-2)

For Month Ending January 31, 2017

	16-10392	16-10393	16-10394	16-10395	16-10396
	Paragon Asset (ME) Ltd.	Paragon Offshore Holdings US Inc.	Paragon Asset (UK) Ltd.	Paragon FDR Holding Ltd.	Paragon Offshore International Ltd.
Operating Revenues
Contract Drilling Revenue	$-	$-	$-	$-	$2,502
Reimbursable Revenues	-	-	35	-	101
Labor Contract Revenues	-	-	-	-	-
Intercompany Revenues	-	-	-	-	18
Other Revenues	-	-	-	-	-
Operating revenues	-	-	35	-	2,621

Operating Costs and Expenses	-	-	-	-	-
Contract Drilling Expenses	(37)	-	-	-	(1,338)
Reimbursable Expenses	-	-	(32)	-	(69)
Depreciation and Amortization	(384)	-	-	-	(104)
General & Administrative	-	-	-	(3)	-
Corporate Operations	-	-	-	-	(43)
Local Administrative Expense	(3)	-	(48)	-	(1,250)
Other Operating Expenses	-	(194)	(311)	(39)	(1,662)
Operating costs and expenses	(424)	(194)	(392)	(41)	(4,467)
	-	-	-	-	-
Operating Income	(424)	(194)	(357)	(41)	(1,846)

Other Income (Expense)
Interest expense, net of amount capitalized	-	-	-	-	(9)
Interest Income	-	-	-	20	-
Reorganization Items	-	-	-	-	-
Other, net	-	-	0	-	78
Income before income taxes	(424)	(194)	(357)	(21)	(1,778)
Income tax provision	-	-	-	-	-
Net Income	(424)	(194)	(357)	(21)	(1,778)

In re Paragon Offshore PLC, et al.	MOR-2

Unaudited Statement of Operations (Income Statement)
(000’s)
(See Notes to the MOR related to MOR-2)

For Month Ending January 31, 2017

	16-10397	16-10398	16-10399	16-10400	16-10401	16-10402
	Paragon Offshore (North Sea) Ltd.	Paragon Duchess Ltd.	Paragon (Middle East) Limited	Paragon Offshore (Luxembourg) S.a r.l.	Paragon Holding NCS 2 S.a r.l.	Paragon Leonard Jones LLC
Operating Revenues
Contract Drilling Revenue	$-	$-	$5,880	$-	$-	$-
Reimbursable Revenues	-	-	34	-	-	-
Labor Contract Revenues	-	-	-	-	-	-
Intercompany Revenues	-	-	1,648	-	-	-
Other Revenues	-	-	-	-	-	-
Operating revenues	-	-	7,561	-	-	-

Operating Costs and Expenses	-	-	-	-	-	-
Contract Drilling Expenses	-	(38)	(2,327)	-	(47)	(23)
Reimbursable Expenses	(1)	-	(28)	-	-	-
Depreciation and Amortization	-	-	(3,429)	-	(6)	-
General & Administrative	-	-	-	(3)	(0)	-
Corporate Operations	-	-	-	-	-	-
Local Administrative Expense	-	-	(3)	-	-	7
Other Operating Expenses	-	-	(57)	-	-	(13)
Operating costs and expenses	(1)	(38)	(5,845)	(3)	(53)	(29)
	-	-	-	-	-	-
Operating Income	(1)	(38)	1,716	(3)	(53)	(29)

Other Income (Expense)
Interest expense, net of amount capitalized	-	-	-	-	(550)	-
Interest Income	-	-	-	-	1	27
Reorganization Items	-	-	-	-	-	-
Other, net	(0)	-	-	-	-	2
Income before income taxes	(1)	(38)	1,716	(3)	(602)	0
Income tax provision	-	-	(153)	-	-	-
Net Income	(1)	(38)	1,564	(3)	(602)	0

In re Paragon Offshore PLC, et al.	MOR-2

Unaudited Statement of Operations (Income Statement)
(000’s)
(See Notes to the MOR related to MOR-2)

For Month Ending January 31, 2017

16-10403		16-10404	16-10405	16-10406	16-10407	16-10408
PGN Offshore Drilling (Malaysia) Sdn. Bhd.		Paragon Offshore (Nederland) B.V.	Paragon Offshore Contracting GmbH	Paragon Offshore (Labuan) Pte. Ltd.	Paragon Holding SCS 2 Ltd.	Paragon Asset Company Ltd.
Operating Revenues
Contract Drilling Revenue	$-	$-	$-	$-	$-	$-
Reimbursable Revenues	-	-	-	-	-	-
Labor Contract Revenues	-	-	-	-	-	-
Intercompany Revenues	57	562	-	-	-	-
Other Revenues	-	-	-	-	-	-
Operating revenues	57	562	-	-	-	-

Operating Costs and Expenses	-	-	-	-	-	-
Contract Drilling Expenses	(52)	-	-	-	-	(7,042)
Reimbursable Expenses	-	-	-	-	-	-
Depreciation and Amortization	-	0	(24)	-	-	(3,321)
General & Administrative	-	-	(4)	-	(3)	-
Corporate Operations	-	(41)	-	-	-	-
Local Administrative Expense	(3)	(174)	23	(6)	-	(22)
Other Operating Expenses	-	(405)	(15)	-	(2,838)	(774)
Operating costs and expenses	(56)	(620)	(20)	(6)	(2,841)	(11,159)
	-	-	-	-	-	-
Operating Income	2	(58)	(20)	(6)	(2,841)	(11,159)

Other Income (Expense)
Interest expense, net of amount capitalized	-	-	(517)	-	-	(1)
Interest Income	79	37	137	-	550	-
Reorganization Items	-	-	-	-	-	-
Other, net	2	5	(5)	1	-	-
Income before income taxes	82	(17)	(405)	(5)	(2,291)	(11,161)
Income tax provision	-	(6)	-	-	-	-
Net Income	82	(22)	(405)	(5)	(2,291)	(11,161)

In re Paragon Offshore PLC, et al.	MOR-2

Unaudited Statement of Operations (Income Statement)
(000’s)
(See Notes to the MOR related to MOR-2)

For Month Ending January 31, 2017

	16-10409	16-10410
	Paragon Holding SCS 1 Ltd.	Paragon Offshore Leasing (Luxembourg) S.a r.l.
Operating Revenues
Contract Drilling Revenue	$-	$-
Reimbursable Revenues	-	-
Labor Contract Revenues	-	-
Intercompany Revenues	-	-
Other Revenues	-	-
Operating revenues	-	-

Operating Costs and Expenses	-	-
Contract Drilling Expenses	-	(93)
Reimbursable Expenses	-	-
Depreciation and Amortization	-	(122)
General & Administrative	(5)	(0)
Corporate Operations	-	-
Local Administrative Expense	-	-
Other Operating Expenses	-	-
Operating costs and expenses	(5)	(215)
	-	-
Operating Income	(5)	(215)

Other Income (Expense)
Interest expense, net of amount capitalized	-	(858)
Interest Income	915	-
Reorganization Items	-	-
Other, net	-	36
Income before income taxes	910	(1,038)
Income tax provision	-	-
Net Income	910	(1,038)

In re Paragon Offshore PLC, et al.	MOR-3

Case No. 16-10386 (CSS)
Reporting Period:	January 1 - 31, 2017
Federal Tax I.D. #	98-1146017

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

For Month Ending January 31, 2017

	16-10385	16-10386	16-10387
	Paragon Offshore Drilling LLC	Paragon Offshore plc	Paragon Drilling Services 7 LLC
ASSETS
Current assets
Total Cash and Cash Equivalents	-	344,484	-
Restricted Cash	-	-	-
Accounts Receivable	148,095	187,189	317,967
Prepaid Expenses & Deposits	57	942	-
Taxes Receivable	-	28	-
Total Other Current Assets	12,330	408	-
Total current assets	160,482	533,051	317,967
Investments in Subsidiaries	182,682	3,464,255	-
Intercompany Notes Receivable	158,059	-	-
Long Term Notes & Investments	340,741	3,464,255	-
Gross PPE	97,322	480	49,961
Accumulated Depreciation	(77,084)	(99)	(48,721)
Property and Equipment	20,238	381	1,240
Other Assets	1,026	16,854	84
Deferred Regulatory Inspection	654	-	84
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	7,590	-
Restricted Cash	-	9,264	-
Long Term Prepaid Mob	372	-	-

Total assets	522,487	4,014,541	319,291

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	52,000	837,552	215,953
Payroll and Benefits Related Accruals	1,176	-	-
Taxes Payable	1,224	224	-
Interest Payable	-	334	-
Other Current Liabilities	4,626	1,402	-
Total current liabilities	59,026	839,512	215,953
Total Long-Term Debt	-	-	-
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	2,967	3,334	-
Liabilities Subject to Compromise	-	1,709,947	-
Total liabilities	61,993	2,552,793	215,953

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	886	-
Capital in Excess of par value	(1,019,894)	1,503,230	206,689
Retained Earnings	1,480,388	(42,367)	(103,353)
Accumulated Other Comprehensive Loss	-	-	-
Total shareholders’ equity	460,494	1,461,749	103,336
Total liabilities and shareholders’ equity	522,487	4,014,541	319,291

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

For Month Ending January 31, 2017

	16-10388	16-10389	16-10390
	Paragon Offshore Finance Company	Paragon Offshore Leasing (Switzerland) GmbH	Paragon Offshore do Brasil Ltda.
ASSETS
Current assets
Total Cash and Cash Equivalents	-	3	6,062
Restricted Cash	-	-	-
Accounts Receivable	1,469	164,085	18,075
Prepaid Expenses & Deposits	-	-	795
Taxes Receivable	-	294	9,835
Total Other Current Assets	-	-	-
Total current assets	1,469	164,382	34,767
Investments in Subsidiaries	4,105,589	-	-
Intercompany Notes Receivable	-	-	-
Long Term Notes & Investments	4,105,589	-	-
Gross PPE	-	151,830	2,931
Accumulated Depreciation	-	(130,382)	(2,771)
Property and Equipment	-	21,448	160
Other Assets	-	278	-
Deferred Regulatory Inspection	-	278	-
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	-	-
Restricted Cash	-	-	-
Long Term Prepaid Mob	-	-	-

Total assets	4,107,058	186,108	34,927

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	13,878
Accounts Payable	61,712	156,573	118,739
Payroll and Benefits Related Accruals	-	39	1,490
Taxes Payable	-	46	515
Interest Payable	-	-	1,026
Other Current Liabilities	1,001	-	3,284
Total current liabilities	62,713	156,658	138,932
Total Long-Term Debt	-	-	10,071
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	-	-	-
Liabilities Subject to Compromise	634,616	-	-
Total liabilities	697,329	156,658	149,003

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-	(9)
Capital in Excess of par value	3,530,901	(72,168)	5,517
Retained Earnings	(121,173)	101,616	(101,478)
Accumulated Other Comprehensive Loss	-	-	(18,106)
Total shareholders’ equity	3,409,728	29,448	(114,076)
Total liabilities and shareholders’ equity	4,107,058	186,108	34,927

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

For Month Ending January 31, 2017

	16-10391	16-10392	16-10393
	Paragon International Finance Company	Paragon Asset (ME) Ltd.	Paragon Offshore Holdings US Inc.
ASSETS
Current assets
Total Cash and Cash Equivalents	175,777	-	-
Restricted Cash	-	-	-
Accounts Receivable	3,762,798	70,596	19,804
Prepaid Expenses & Deposits	129	-	-
Taxes Receivable	16	-	4,175
Total Other Current Assets	-	-	-
Total current assets	3,938,720	70,596	23,979
Investments in Subsidiaries	4,290,515	50	(1,339,443)
Intercompany Notes Receivable	-	-	-
Long Term Notes & Investments	4,290,515	50	(1,339,443)
Gross PPE	-	81,713	-
Accumulated Depreciation	-	(44,390)	-
Property and Equipment	-	37,323	-
Other Assets	-	699	-
Deferred Regulatory Inspection	-	699	-
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	-	-
Restricted Cash	-	-	-
Long Term Prepaid Mob	-	-	-

Total assets	8,229,235	108,668	(1,315,464)

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	61,747	-	-
Accounts Payable	5,154,518	2,614	14,577
Payroll and Benefits Related Accruals	-	63	-
Taxes Payable	-	-	1,817
Interest Payable	1,647	-	-
Other Current Liabilities	-	-	-
Total current liabilities	5,217,912	2,677	16,394
Total Long-Term Debt	33,225	-	-
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	-	-	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	5,251,137	2,677	16,394

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-	-
Capital in Excess of par value	2,928,906	44,301	(538,589)
Retained Earnings	49,194	61,689	(793,269)
Accumulated Other Comprehensive Loss	-	-	-
Total shareholders’ equity	2,978,100	105,990	(1,331,858)
Total liabilities and shareholders’ equity	8,229,235	108,668	(1,315,464)

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

For Month Ending January 31, 2017

	16-10394	16-10395	16-10396
	Paragon Asset (UK) Ltd.	Paragon FDR Holding Ltd.	Paragon Offshore International Ltd.
ASSETS
Current assets
Total Cash and Cash Equivalents	-	-	1,800
Restricted Cash	-	-	-
Accounts Receivable	162,182	412,380	1,019,109
Prepaid Expenses & Deposits	-	-	1,632
Taxes Receivable	162	-	529
Total Other Current Assets	-	19,936	11,164
Total current assets	162,344	432,316	1,034,234
Investments in Subsidiaries	-	410,651	7,435
Intercompany Notes Receivable	-	-	-
Long Term Notes & Investments	-	410,651	7,435
Gross PPE	-	-	45,503
Accumulated Depreciation	-	-	(33,592)
Property and Equipment	-	-	11,911
Other Assets	-	-	125
Deferred Regulatory Inspection	-	-	125
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	-	-
Restricted Cash	-	-	-
Long Term Prepaid Mob	-	-	-

Total assets	162,344	842,967	1,053,705

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	146,307	2,679	871,432
Payroll and Benefits Related Accruals	182	-	13,494
Taxes Payable	-	-	3,344
Interest Payable	-	-	-
Other Current Liabilities	-	-	-
Total current liabilities	146,489	2,679	888,270
Total Long-Term Debt	-	-	-
Deferred Taxes	-	-	1,133
Other NonCurrent Liabilities	-	-	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	146,489	2,679	889,403

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	5,000	-	-
Capital in Excess of par value	-	829,425	293,024
Retained Earnings	10,855	10,864	(128,023)
Accumulated Other Comprehensive Loss	-	-	(702)
Total shareholders’ equity	15,855	840,289	164,299
Total liabilities and shareholders’ equity	162,344	842,967	1,053,705

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

For Month Ending January 31, 2017

	16-10397	16-10398	16-10399
	Paragon Offshore (North Sea) Ltd.	Paragon Duchess Ltd.	Paragon (Middle East) Limited
ASSETS
Current assets
Total Cash and Cash Equivalents	-	-	-
Restricted Cash	-	-	-
Accounts Receivable	241,294	119	343,090
Prepaid Expenses & Deposits	218	-	52
Taxes Receivable	194	255	-
Total Other Current Assets	-	-	811
Total current assets	241,706	374	343,953
Investments in Subsidiaries	-	(47,110)	-
Intercompany Notes Receivable	-	-	-
Long Term Notes & Investments	-	(47,110)	-
Gross PPE	-	1,991	376,680
Accumulated Depreciation	-	(991)	(312,225)
Property and Equipment	-	1,000	64,455
Other Assets	-	-	2,277
Deferred Regulatory Inspection	-	-	2,074
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	-	-
Restricted Cash	-	-	-
Long Term Prepaid Mob	-	-	203

Total assets	241,706	(45,736)	410,685

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	212,903	7,681	44,037
Payroll and Benefits Related Accruals	365	-	5,995
Taxes Payable	140	-	551
Interest Payable	-	-	-
Other Current Liabilities	-	-	1,033
Total current liabilities	213,408	7,681	51,616
Total Long-Term Debt	-	-	-
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	-	-	151
Liabilities Subject to Compromise	-	-	-
Total liabilities	213,408	7,681	51,767

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-	-
Capital in Excess of par value	9,565	37,043	68,267
Retained Earnings	18,733	(90,461)	290,651
Accumulated Other Comprehensive Loss	-	-	-
Total shareholders’ equity	28,298	(53,418)	358,918
Total liabilities and shareholders’ equity	241,706	(45,736)	410,685

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

For Month Ending January 31, 2017

	16-10400	16-10401	16-10402
	Paragon Offshore (Luxembourg) S.a r.l.	Paragon Holding NCS 2 S.a r.l.	Paragon Leonard Jones LLC
ASSETS
Current assets
Total Cash and Cash Equivalents	-	-	156
Restricted Cash	-	-	-
Accounts Receivable	274,337	53,704	84,081
Prepaid Expenses & Deposits	-	-	7
Taxes Receivable	28	13	458
Total Other Current Assets	-	48	27
Total current assets	274,365	53,765	84,729
Investments in Subsidiaries	(1,506)	42,808	35,000
Intercompany Notes Receivable	-	300	11,267
Long Term Notes & Investments	(1,506)	43,108	46,267
Gross PPE	-	20,503	-
Accumulated Depreciation	-	(17,765)	-
Property and Equipment	-	2,738	-
Other Assets	-	281	-
Deferred Regulatory Inspection	-	281	-
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	-	-
Restricted Cash	-	-	-
Long Term Prepaid Mob	-	-	-

Total assets	272,859	99,892	130,996

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	272,748	60,866	66,657
Payroll and Benefits Related Accruals	-	-	-
Taxes Payable	3	21	2,248
Interest Payable	-	8,052	-
Other Current Liabilities	-	-	385
Total current liabilities	272,751	68,939	69,290
Total Long-Term Debt	-	-	-
Deferred Taxes	-	-	1,176
Other NonCurrent Liabilities	-	-	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	272,751	68,939	70,466

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-	-
Capital in Excess of par value	373,633	96,279	136,179
Retained Earnings	(373,525)	(65,325)	(75,648)
Accumulated Other Comprehensive Loss	-	-	-
Total shareholders’ equity	108	30,954	60,531
Total liabilities and shareholders’ equity	272,859	99,892	130,996

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

For Month Ending January 31, 2017

	16-10403	16-10404	16-10405
	PGN Offshore Drilling (Malaysia) Sdn. Bhd.	Paragon Offshore (Nederland) B.V.	Paragon Offshore Contracting GmbH
ASSETS
Current assets
Total Cash and Cash Equivalents	203	4,845	3,186
Restricted Cash	-	-	-
Accounts Receivable	6,727	404,943	296,719
Prepaid Expenses & Deposits	-	750	54
Taxes Receivable	3	775	148
Total Other Current Assets	79	14,862	137
Total current assets	7,012	426,175	300,244
Investments in Subsidiaries	-	-	30,000
Intercompany Notes Receivable	33,225	7,959	48,992
Long Term Notes & Investments	33,225	7,959	78,992
Gross PPE	-	-	8,278
Accumulated Depreciation	-	-	(1,028)
Property and Equipment	-	-	7,250
Other Assets	-	1,479	-
Deferred Regulatory Inspection	-	-	-
Deferred Pension Costs	-	1,479	-
Other Long Term Assets	-	-	-
Restricted Cash	-	-	-
Long Term Prepaid Mob	-	-	-

Total assets	40,237	435,613	386,486

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	68,508	242,644	116,453
Payroll and Benefits Related Accruals	90	1,112	-
Taxes Payable	34	379	2,001
Interest Payable	-	-	12,330
Other Current Liabilities	20	3,123	536
Total current liabilities	68,652	247,258	131,320
Total Long-Term Debt	-	-	158,059
Deferred Taxes	-	201	-
Other NonCurrent Liabilities	-	-	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	68,652	247,459	289,379

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-	14
Capital in Excess of par value	(47,620)	12,794	60,000
Retained Earnings	19,207	174,667	37,006
Accumulated Other Comprehensive Loss	-	691	86
Total shareholders’ equity	(28,413)	188,152	97,106
Total liabilities and shareholders’ equity	40,237	435,611	386,485

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

For Month Ending January 31, 2017

	16-10406	16-10407	16-10408
	Paragon Offshore (Labuan) Pte. Ltd.	Paragon Holding SCS 2 Ltd.	Paragon Asset Company Ltd.
ASSETS
Current assets
Total Cash and Cash Equivalents	1,168	-	-
Restricted Cash	-	-	-
Accounts Receivable	9,965	32,215	933,415
Prepaid Expenses & Deposits	12	-	-
Taxes Receivable	-	-	-
Total Other Current Assets	-	8,052	-
Total current assets	11,145	40,267	933,415
Investments in Subsidiaries	-	2,472,887	65,504
Intercompany Notes Receivable	-	-	-
Long Term Notes & Investments	-	2,472,887	65,504
Gross PPE	-	-	921,629
Accumulated Depreciation	-	-	(772,941)
Property and Equipment	-	-	148,688
Other Assets	-	-	1,728
Deferred Regulatory Inspection	-	-	1,728
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	-	-
Restricted Cash	-	-	-
Long Term Prepaid Mob	-	-	-

Total assets	11,145	2,513,154	1,149,335

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	10,258	140,744	576,146
Payroll and Benefits Related Accruals	-	-	454
Taxes Payable	-	-	-
Interest Payable	-	-	48
Other Current Liabilities	-	-	575
Total current liabilities	10,258	140,744	577,223
Total Long-Term Debt	-	-	300
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	-	17,881	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	10,258	158,625	577,523

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-	-
Capital in Excess of par value	510	4,015,197	286,174
Retained Earnings	379	(1,660,668)	285,640
Accumulated Other Comprehensive Loss	-	-	-
Total shareholders’ equity	889	2,354,529	571,814
Total liabilities and shareholders’ equity	11,145	2,513,154	1,149,335

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

For Month Ending January 31, 2017

	16-10409	16-10410
	Paragon Holding SCS 1 Ltd.	Paragon Offshore Leasing (Luxembourg) S.a r.l.
ASSETS
Current assets
Total Cash and Cash Equivalents	-	1,195
Restricted Cash	-	-
Accounts Receivable	120,610	115,347
Prepaid Expenses & Deposits	-	-
Taxes Receivable	-	34
Total Other Current Assets	122,129	-
Total current assets	242,739	116,576
Investments in Subsidiaries	1,230,952	(72,168)
Intercompany Notes Receivable	-	-
Long Term Notes & Investments	1,230,952	(72,168)
Gross PPE	-	51,198
Accumulated Depreciation	-	(47,343)
Property and Equipment	-	3,855
Other Assets	-	882
Deferred Regulatory Inspection	-	882
Deferred Pension Costs	-	-
Other Long Term Assets	-	-
Restricted Cash	-	-
Long Term Prepaid Mob	-	-

Total assets	1,473,691	49,145

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-
Accounts Payable	279	27,046
Payroll and Benefits Related Accruals	-	-
Taxes Payable	-	-
Interest Payable	-	82,412
Other Current Liabilities	-	45
Total current liabilities	279	109,503
Total Long-Term Debt	-	-
Deferred Taxes	-	-
Other NonCurrent Liabilities	-	-
Liabilities Subject to Compromise	-	-
Total liabilities	279	109,503

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	9	-
Capital in Excess of par value	1,325,327	1,519,680
Retained Earnings	148,076	(1,580,041)
Accumulated Other Comprehensive Loss	-	-
Total shareholders’ equity	1,473,412	(60,361)
Total liabilities and shareholders’ equity	1,473,691	49,145

MOR-4

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	January 1 - 31, 2017
	Federal Tax I.D. #	98-1146017

Status of Post-Petition Taxes (See Notes to the MOR)
(000’s)

Paragon Offshore PLC and its related debtor legal entities	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Ending Tax Liability

Corporate Income Tax	$7,276	$214	$(275)	$7,215
Payroll Tax	$9,210	860	(852)	$9,219
Withholding Tax	$(11,751)	(34)	(120)	$(11,905)
Property Tax	$-			$-
VAT Tax	$(8,879)	(605)	(30)	$(9,514)
Other Tax	$2,857	(205)	-	$2,652
Total Taxes	$(1,288)	$230	$(1,276)	$(2,333)

Summary of Unpaid Post-Petition Debts (See Notes to the MOR)
(000’s)

Debtor	Case Number	Current	0-30	31-60	Over 61	Total

Accounts Payable
Paragon Offshore Drilling LLC	16-10385	$102	$267	$50	$908	$1,327
Paragon Offshore plc	16-10386	10	67	30	336	443
Paragon Drilling Services 7 LLC	16-10387	0	-	-	-	0
Paragon Offshore Finance Company	16-10388	-	-	-	-	-
Paragon Offshore Leasing (Switzerland) GmbH	16-10389	3	9	-	(31)	(18)
Paragon Offshore do Brasil Ltda.	16-10390	195	89	78	-	362
Paragon International Finance Company	16-10391	214	297	168	289	969
Paragon Asset (ME) Ltd.	16-10392	-	-	-	(0)	(0)
Paragon Offshore Holdings US Inc.	16-10393	-	-	-	-	-
Paragon Asset (UK) Ltd.	16-10394	226	18	(0)	0	244
Paragon FDR Holding Ltd.	16-10395	-	-	-	-	-
Paragon Offshore International Ltd.	16-10396	237	134	136	239	746
Paragon Offshore (North Sea) Ltd.	16-10397	21	1	(6)	(22)	(7)
Paragon Duchess Ltd.	16-10398	29	-	-	(11)	18
Paragon (Middle East) Limited	16-10399	222	321	121	141	805
Paragon Offshore (Luxembourg) S.a r.l.	16-10400	-	-	-	5	5
Paragon Holding NCS 2 S.a r.l.	16-10401	-	-	-	-	-
Paragon Leonard Jones LLC	16-10402	2	7	1	0	9
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403	2	0	3	(18)	(12)
Paragon Offshore (Nederland) B.V.	16-10404	187	18	1	(31)	174
Paragon Offshore Contracting GmbH	16-10405	6	20	62	(22)	66
Paragon Offshore (Labuan) Pte. Ltd.	16-10406	-	-	-	-	-
Paragon Holding SCS 2 Ltd.	16-10407	-	-	-	-	-
Paragon Asset Company Ltd.	16-10408	107	19	(2)	(4)	121
Paragon Holding SCS 1 Ltd.	16-10409	-	-	-	-	-
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410	-	-	-	(30)	(30)

Total Accounts Payable		$1,563	$1,268	$642	$1,750	$5,223

MOR-5

In re Paragon Offshore PLC, et al.

Case No. 16-10386 (CSS)
Reporting Period:	January 1 - 31, 2017
Federal Tax I.D. #	98-1146017

Post-Petition Accounts Receivable Reconciliation and Aging (See Notes to the MOR)
(‘000s)

		Billed Accounts Receivable				Unbilled Accounts Receivable				Other Accounts Receivable
Debtor	Case Number	0-60	60-90	>90	Total Billed Accounts Receivable	0-60	60-90	>90	Total Unbilled Accounts Receivable	0-60	60-90	>90	Total Other Accounts Receivable	Total Accounts Receivable (Gross)	Allowance for Doubtful Accounts	Total Accounts Receivable (Net)

Trade Receivables
Paragon Offshore Drilling LLC	16-10385	$1,099	$1,090	$6,544	$8,733	$1,136	$-	$41	$1,177	$-	$-	$-	$-	$9,910	$(6,544)	$3,366
Paragon Offshore plc	16-10386	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Drilling Services 7 LLC	16-10387	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore Finance Company	16-10388	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore Leasing (Switzerland) GmbH	16-10389	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore do Brasil Ltda.	16-10390	-	-	-	-	91	10	523	624	-	-	-	-	624	(523)	101
Paragon International Finance Company	16-10391	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Asset (ME) Ltd.	16-10392	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore Holdings US Inc.	16-10393	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Asset (UK) Ltd.	16-10394	12	-	-	12	9	-	-	9	-	-	-	-	20	-	20
Paragon FDR Holding Ltd.	16-10395	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore International Ltd.	16-10396	2,586	-	13,827	16,413	2,565	-	2,530	5,095	-	-	-	-	21,508	(5,819)	15,690
Paragon Offshore (North Sea) Ltd.	16-10397	-	-	-	-	925	-	-	925	-	-	-	-	925	-	925
Paragon Duchess Ltd.	16-10398	-	-	455	455	-	-	-	-	-	-	-	-	455	(455)	-
Paragon (Middle East) Limited	16-10399	9,298	1,553	-	10,851	5,883	-	335	6,218	-	-	-	-	17,069	-	17,069
Paragon Offshore (Luxembourg) S.a r.l.	16-10400	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Holding NCS 2 S.a r.l.	16-10401	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Leonard Jones LLC	16-10402	-	-	3,892	3,892	-	-	12,033	12,033	-	-	-	-	15,925	(12,033)	3,892
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore (Nederland) B.V.	16-10404	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore Contracting GmbH	16-10405	-	-	-	-	-	-	732	732	-	-	-	-	732	-	732
Paragon Offshore (Labuan) Pte. Ltd.	16-10406	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Holding SCS 2 Ltd.	16-10407	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Asset Company Ltd.	16-10408	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Holding SCS 1 Ltd.	16-10409	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-

Total Trade Receivables		$12,996	$2,643	$24,718	$40,356	$10,609	$10	$16,194	$26,813	$-	$-	$-	$-	$67,168	$(25,373)	$41,795

MOR-5 (Cont)

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	January 1 - 31, 2017
	Federal Tax I.D. #	98-1146017

Debtor Questionnaire (See Notes to the MOR)

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business during this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	X
3. Have all post petition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5.  Has any bank account been opened during the reporting period?  If yes, provide documentation identifying the opened account(s).  If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X